Exhibit 32
CERTIFICATION

In connection with the Quarterly Report of EQM Midstream Partners, LP (“EQM”) on Form 10-Q for the period ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)              The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of EQM.

/s/ Thomas F. Karam	October 25, 2018
Thomas F. Karam President and Chief Executive Officer, EQM Midstream Services, LLC, EQM’s General Partner

/s/ Robert J. McNally	October 25, 2018
Robert J. McNally Senior Vice President and Chief Financial Officer, EQM Midstream Services, LLC, EQM’s General Partner